JEFFERSON GROWTH AND INCOME FUND

THE JEFFERSON FUND GROUP TRUST



Supplement to the Statement of Additional Information

dated February 29, 1996



        Trustees and Officers of the Fund



        Effective September 17, 1996, Keith Pinsoneault has resigned his positions as an officer and trustee of the Fund. The Board of Trustees has elected Paul M. Dillon to replace Mr.
Pinsoneault as a trustee.  Mr. Dillon has also been appointed
President and Treasurer of the Fund.



        Mr. Dillon has served Rodman & Renshaw, Inc., the Fund's Distributor, in various capacities since June 1989. Currently, Mr. Dillon is a Managing Director of Rodman & Renshaw, Inc. Mr. Dillon has been the President of Rodman Advisory Services, Inc. and Rodman Futures Management, Inc. since August, 1995. Mr. Dillon has also been President of Rodman & Renshaw Futures, Inc. since August, 1996. All three companies are affiliates of the Fund's Distributor. From 1986 until 1989, Mr. Dillon was part of Ernst & Young's Financial Services Group. Mr. Dillon is a certified public accountant and, in 1992, he received an MBA in finance and policy from the University of Chicago.





The date of this Supplement is October 10, 1996